                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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     |_|  Preliminary Proxy Statement
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     |X|  Definitive Proxy Statement
     |_|  Definitive Additional Materials
     |_|  Soliciting Material pursuant to ss. 240.14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                       -2-

                                         Del
                                         Global
                       [GRAPHIC OMITTED] Technologies
                                         Corp.

                          DEL GLOBAL TECHNOLOGIES CORP.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 2006

To the Stockholders:

      NOTICE IS  HEREBY  GIVEN  that a  Special  Meeting  of  Stockholders  (the
"Special Meeting") of DEL GLOBAL TECHNOLOGIES CORP., a New York corporation (the
"Company"),  will be held at the  principal  executive  offices of the  Company,
11550 West King Street,  Franklin Park,  Illinois 60131 on Friday,  November 17,
2006 at 2:00 p.m., central time, or at any adjournment or postponement  thereof, for the following purposes:

               1.   To  adopt  an  amendment  to the  Company's  Certificate  of
                    Incorporation,  as amended, to increase the aggregate number of  shares of common  stock  authorized  to be issued by the
                    Company from 20,000,000 to 50,000,000; and

               2.   To transact  such other  business as may properly be brought
                    before   the   Special   Meeting  or  any   adjournment   or
                    postponement thereof.

These  proposals are more fully  described in the proxy  statement  accompanying this notice. The Company's Board recommends that you vote FOR the proposal.  The
Special  Meeting may be postponed or canceled by action of the Board upon public notice given prior to the time  previously  scheduled for the Special Meeting or adjourned by action of the chairman of the Special Meeting. Only stockholders of record at the close of business on October 12, 2006 are  entitled to vote at the
Special Meeting.

All stockholders are cordially  invited to attend the Special Meeting in person.
However, to ensure your representation at the Special Meeting,  you are urged to mark,  sign,  date and return the enclosed proxy card as promptly as possible in the  postage-prepaid  envelope enclosed.  Any stockholder  attending the Special
Meeting may vote in person even if such  stockholder  has  returned a proxy,  as long as the shares are held in the  stockholder's  name or the  brokerage  firm, bank or other holder of record acting as the stockholder's  nominee confirms the stockholder's  ownership in writing. A list of stockholders  entitled to vote at the Special Meeting will be available for inspection at our offices. If you have any further  questions  concerning the Special  Meeting or any of the proposals, please contact James A. Risher at (847) 288-7000.

                                           By Order of the Board of Directors

                                           /s/ James A. Risher
                                           -------------------------------------
                                           James A. Risher
                                           Chief Executive Officer and President

Franklin Park, Illinois
Dated: October 19, 2006

                          DEL GLOBAL TECHNOLOGIES CORP.
                              1150 WEST KING STREET
                             FRANKLIN PARK, IL 60131
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                NOVEMBER 17, 2006
                                ----------------

                                  INTRODUCTION

      This Proxy  Statement is being  furnished to  stockholders by the Board of
Directors  of  DEL  GLOBAL  TECHNOLOGIES  CORP.,  a New  York  corporation  (the
"Company"),   in  connection  with  the  solicitation  of  the  proxies  in  the accompanying  form by the Board of Directors  for use at the Special  Meeting of
Stockholders of the Company (the "Special  Meeting") to be held at the principal executive  offices  of the  Company,  11550  West King  Street,  Franklin  Park,
Illinois  60131 on Friday,  November 17, 2006 at 2:00 p.m.,  central time, or at any adjournment or postponement thereof.

      The date of this Proxy Statement is October 19, 2006, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                               GENERAL INFORMATION

      PLACE  AND  TIME.  The  Special  Meeting  will be  held  at the  principal executive  offices  of the  Company,  11550  West King  Street,  Franklin  Park,
Illinois 60131 on Friday, November 17, 2006 at 2:00 p.m., central time.

      RECORD DATE AND VOTING. The Board of Directors fixed the close of business on Thursday,  October 12, 2006,  as the record date (the "Record  Date") for the determination of holders of outstanding shares of the Company entitled to notice of  and  to  vote  on  all  matters  presented  at  the  Special  Meeting.  Such stockholders  will be  entitled  to one vote for each share held on each  matter submitted  to a vote at the  Special  Meeting.  On the Record  Date,  there were
11,660,524  shares of the Company's Common Stock,  $.10 par value per share (the
"Common Stock"),  issued and outstanding,  each of which is entitled to one vote on each matter to be voted upon. Stockholders may vote in person or by proxy.

      PURPOSES OF THE SPECIAL MEETING.  The purpose of the Special Meeting is to vote upon (i) the  approval of an  amendment  to the  Company's  certificate  of incorporation,  as amended, to increase the aggregate number of shares of Common
Stock authorized to be issued by the Company from 20,000,000 to 50,000,000;  and
(ii) such other business as may properly be brought before the Special

Meeting and any adjournment or postponement  thereof. The Board of Directors has unanimously approved the amendment to the Company's certificate of incorporation to increase  the  aggregate  number of shares of Common Stock  authorized  to be issued by the  Company  and  recommends  that the  stockholders  vote  "for" the proposal.

      QUORUM. The required quorum for the transaction of business at the Special
Meeting is a majority  of the votes  eligible to be cast by holders of shares of
Common Stock issued and  outstanding  on the Record Date.  Shares that are voted
"FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the
Special  Meeting for purposes of  establishing  a quorum and are also treated as shares  entitled to vote at the Special  Meeting (the "Votes Cast") with respect to such matter.

      BENEFICIAL  OWNERS.  If on October  12,  2006 your  shares were held in an account  at a  brokerage  firm or at a bank or  other  nominee  holder,  you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Special Meeting.  As the beneficial  owner,  you have the right to direct your broker on how to vote your shares  and to  attend  the  Special  Meeting.  However,  since  you are not the stockholder  of record,  you may not vote these  shares in person at the Special
Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm,  bank or other nominee holder.  If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement;  however,  you  will  not be able to vote in  person  at the  Special
Meeting.

      ABSTENTIONS  AND  BROKER  NON-VOTES.  If your  shares  are held in "street name," your brokerage firm, under certain circumstances, may vote your shares if you do not sign and return your proxy card. Brokerage firms have authority under the rules of the New York Stock Exchange to vote  customers'  un-voted shares on certain  "routine"  matters.  The proposal to approve the increase in authorized shares is NOT a routine matter.  If you do not give a proxy to vote your shares, then the  brokerage  firm  which  holds your  shares  must  leave  those  shares un-voted.  Such shares are referred to as broker "non-votes." Broker "non-votes"
and the shares of Common Stock as to which a  stockholder  abstains are included for  purposes  of  determining  whether a quorum  of  shares of Common  Stock is present at a meeting.  However,  because the proposal  requires the  affirmative vote of a majority of the total  outstanding  shares of Common Stock entitled to vote at the Special Meeting for approval, any abstentions and broker "non-votes"
will have the same legal effect as a vote against the proposal.

      VOTING OF  PROXIES.  The Board of  Directors  of the Company is asking for your proxy.  Giving the Board of Directors  your proxy means you authorize it to vote your shares at the Special  Meeting in the manner you direct.  You may vote for or against the proposal or abstain from voting.  All valid proxies  received prior to the Special  Meeting will be voted.  All shares  represented by a proxy will be voted, and where a stockholder  specifies by means of the proxy a choice with  respect  to any  matter  to be acted  upon,  the  shares  will be voted in accordance  with the  specification  so made.  If no choice is  indicated on the proxy,  the  shares  will be  voted  FOR the  proposal  to amend  the  Company's certificate  of  incorporation  to increase  the  aggregate  number of shares of
Common Stock authorized to be issued by the Company from 20,000,000 to

                                       -2-

50,000,000  and as the proxy  holders may  determine  in their  discretion  with respect to any other matters that properly  come before the Special  Meeting.  A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted,  by  delivering to the Secretary of the Company a written  instrument  that revokes the proxy or a validly  executed  proxy with a later date, or by attending the Special Meeting and voting in person.  As of the
Record Date,  there were 11,660,524  shares of the Company's Common Stock issued and outstanding.  The form of proxy  accompanying  this Proxy Statement  confers discretionary  authority upon the named  proxyholders with respect to amendments or variations to the matters  identified in the  accompanying  Notice of Special
Meeting and with respect to any other matters which may properly come before the
Special  Meeting.  As of the date of this  Proxy  Statement,  management  of the
Company  knows of no such  amendment or variation or of any matters  expected to come before the Special  Meeting  which are not referred to in the  accompanying
Notice of Special Meeting.

      ATTENDANCE AT THE SPECIAL  MEETING.  Only holders of Common  Stock,  their proxy holders and the Company's  invited guests may attend the Special  Meeting.
If you wish to attend the  Special  Meeting  in person but you hold your  shares through  someone  else,  such as a  stockbroker,  you must  bring  proof of your ownership and identification  with a photo at the Special Meeting.  For example, you could bring an account statement showing that you beneficially  owned shares of Common  Stock of the  Company as of the Record  Date as  acceptable  proof of ownership.

      COSTS OF  SOLICITATION.  The Company  will bear the cost of  printing  and mailing proxy  materials,  including the reasonable  expenses of brokerage firms and others for  forwarding  the proxy  materials to beneficial  owners of Common
Stock. In addition to solicitation by mail,  solicitation may be made by certain directors,  officers  and  employees of the Company,  or firms  specializing  in solicitation;  and  may be made in  person  or by  telephone  or  telegraph.  No additional compensation will be paid to any director, officer or employee of the
Company for such solicitation.

                                      -3-

                                   PROPOSAL I

GENERAL

      PROPOSAL 1: PROPOSAL TO AMEND THE COMPANY'S  CERTIFICATE OF  INCORPORATION
TO INCREASE FROM 20,000,000  SHARES TO 50,000,000 SHARES THE AGGREGATE NUMBER OF
SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY

      In September  2006,  the Board of Directors  determined  that it is in the best  interests  of the  Company  and its  stockholders  to amend the  Company's certificate  of  incorporation  to increase the number of shares of Common Stock that the Company is authorized  to issue to  50,000,000  shares of Common Stock.
Accordingly,  the Board has  unanimously  approved a certificate of amendment to the certificate of incorporation of the Company and hereby solicits the approval of the Company's stockholders to such proposed certificate of amendment.  If the stockholders approve the proposed certificate of amendment,  the Board currently intends to file the  certificate of amendment with the Secretary of State of the
State of New York as soon as practicable  following such  stockholder  approval.
The  additional  shares of Common  Stock to be  authorized  by  adoption  of the
certificate  of  amendment   would  have  rights   identical  to  the  currently
outstanding  shares of Common Stock of the Company.  Adoption of the certificate of amendment would not affect the rights of the holder of currently  outstanding
Common Stock of the Company, except to the extent additional shares are actually issued, which may have certain effects as set forth below.

      The Company currently has 20,000,000 authorized shares of Common Stock, of which  11,660,524  were  outstanding  as of October  12,  2006.  The Company has reserved up to  approximately  3,874,293  shares of Common Stock for issuance in connection with the Company's Amended and Restated Stock Option Plan,  3,399,291
of which  have been  granted.  In  addition,  the  Company  has  reserved  up to approximately  940,370  shares of Common Stock for issuance in  connection  with warrants  to  purchase  shares  of the  Company's  Common  Stock  pursuant  to a settlement in January 2002 of a class action  lawsuit.  Consequently,  there are
14,546,892  shares of Common  Stock  that are  either  issued  or  reserved  for issuance,  with only 5,453,108  shares of authorized  Common Stock available for future issuance.

      The  Board of  Directors  believes  that it is  prudent  to  increase  the authorized  number of shares of Common Stock to the  proposed  level in order to have a  sufficient  number of shares of  Common  Stock to  provide a reserve  of shares  available for issuance to meet  business  needs as they may arise in the future. Such business needs may include,  without limitation,  rights offerings, financings,  acquisitions,  establishing strategic  relationships with corporate partners, providing equity incentive to employees,  officers or directors, stock splits or similar transactions.

                                      -4-

      The Company currently has no commitments, arrangements,  understandings or agreements,  whether oral or written,  regarding  any issuance of any portion of the additional  authorized  shares of Common Stock upon the approval of Proposal
1. The Company's Board of Directors and management have recently had discussions regarding the need to raise  additional  capital.  Among the options for raising capital  currently  under  consideration  by the Board of  Directors is a rights offering  under which all persons who hold shares of Common Stock as of a yet to be determined  record date would receive at no cost rights to purchase shares of
Common  Stock at a fixed  subscription  price and in an amount  proportional  to their existing  Common Stock ownership  interest in the Company.  If the Company determines  to  proceed  with a rights  offering,  it would  only do so with the understanding  that a person  or  entity  'backstops'  the  rights  offering  by agreeing  to  purchase  all  of  the  shares  of  Common  Stock  underlying  any unexercised  rights.  If the  Company  determines  to  proceed  with the  rights offering, a registration statement relating to the underlying securities will be filed with the Securities and Exchange  Commission.  These securities may not be sold,  nor may  offers to buy be  accepted,  prior to the time the  registration statement becomes effective.  This proxy statement shall not constitute an offer to sell or the  solicitation  of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification  under the securities laws of any such state.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

      If the  stockholders  approve the  certificate of amendment,  the Board of
Directors will have the right to authorize the issuance of additional  shares of
Common Stock without further vote of the stockholders of the Company,  except as provided  under New York  corporate  law or under  the  rules of any  securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive rights or similar rights, which means that such  holders do not have a prior right to purchase any new issue of Common
Stock of the  Company in order to maintain  their  percentage  ownership  of the
Company.  The issuance of additional  shares of Common Stock would  decrease the proportionate  equity  interests  of the  Company's  current  stockholders  and, depending  upon the  price  paid for such  additional  shares,  could  result in dilution to the Company's current stockholders.

      Although  this  proposal to increase  the number of shares of Common Stock has been prompted by business and financial  considerations and the Company, and not by the threat of any hostile  takeover  attempt (nor is the Board  currently aware of any such  attempts  directed at the  Company),  stockholders  should be aware that  approval of the amendment  could  facilitate  future  efforts by the
Company  to deter or  prevent  changes  in  control  of the  Company,  including transactions in which the  stockholders  might  otherwise  receive a premium for their shares over then current market prices. For example,  such shares could be privately  placed with  purchasers who might align  themselves with the Board of
Directors in opposing a hostile  takeover bid, or, without  further  stockholder approval,  the Board  could  adopt a  "poison  pill"  that  would  give  certain stockholders  the right to acquire  additional  shares of Common  Stock at a low price, making it prohibitively expensive for the acquiror to take control.

      The  availability  of  additional  shares of Common Stock is  particularly important  in the  event  that  the  Board of  Directors  is  presented  with an opportunity,  or deems it appropriate to engage in a business  transaction on an expedited  basis and therefore  needs to avoid the time (and expense) of seeking stockholder  approval  in  connection  with  the  contemplated  action.  If  the amendment  is  approved by the  stockholders,  the Board of  Directors  does not intend to solicit  further  stockholder  approval  prior to the  issuance of any

                                      -5-

additional  shares of Common Stock,  except as may be required by applicable law or rules.  The  Company  reserves  the right to seek a further  increase  in the authorized  number of shares from time to time as considered  appropriate by the
Board of Directors.

VOTES REQUIRED TO APPROVE THE AMENDMENT

      The  affirmative  vote of the  holders  of a majority  of the  outstanding shares of Common  Stock is  required to approve the  proposed  amendment  to the certificate of incorporation.  Therefore,  abstentions and broker non-votes will have the effect of votes against this proposal.

      THE BOARD OF DIRECTORS  RECOMMENDS A VOTE TO APPROVE THE  AMENDMENT TO THE
COMPANY'S CERTIFICATE OF INCORPORATION,  AND PROXIES SOLICITED BY THE BOARD WILL
BE VOTED IN FAVOR THEREOF  UNLESS A STOCKHOLDER  HAS INDICATED  OTHERWISE IN THE
PROXY.

                                      -6-

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information  concerning  beneficial  ownership of
Common  Stock of the Company  outstanding  at October 12, 2006 by each person or entity  (including  any "Group" as such term is used in Section  13(d)(3) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act")),  known by the
Company to be the beneficial  owner of more than five percent of its outstanding
Common Stock.  The percentage  ownership of each beneficial  owner is based upon
11,660,524 shares of Common Stock issued and outstanding as of October 12, 2006,
plus  shares  issuable  upon  exercise  of  options,   warrants  or  convertible
securities  (exercisable  within 60 days  after said date) that are held by such person  or  entity,  but not  those  held by any other  person  or  entity.  The information  presented in this table is based upon the most recent  filings with the Commission by such persons or upon  information  otherwise  provided by such persons  to the  Company.  Unless  otherwise  indicated,  the  address  for each beneficial holder is 11550 West King Street, Franklin Park, Illinois 60131.

       Name and address               Amount and nature of
      of Beneficial Owner            Beneficial Ownership(1)         Percent of Class
      -------------------            -----------------------         ----------------
Benson Associates LLC                    1,159,163(2)                     9.9%
111 SW 5th, Suite 2130
Portland, OR  97204

Royce & Associates LLC                 501,810(3)                     4.3%
1414 Avenue of the Americas
New York, NY  10019

Warren G. Lichtenstein                   1,867,062(4)                    16.0%
c/o Steel Partners II, L.P.
590 Madison Avenue
32nd Floor
New York, NY  10022

Wells Fargo & Company                1,494,028(5)                    12.8%
420 Montgomery Street
San Francisco, CA  94104

Wellington Management Co. LLP              991,481(6)                     8.5%
75 State Street
Boston, MA  02109

Samuel P. Sporn                          1,166,666(7)                    10.0%(7)
c/o Schoengold & Sporn, P.C.
19 Fulton Street, Suite 406
New York, NY  10038

                                      -7-

----------------------------------
(1) Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.

(2) According to information  contained in a Schedule 13G/A dated March 5, 2003,
Benson  Associates,  LLC ("Benson"),  an investment advisor registered under the
Investment  Advisors Act of 1940 ("Investment  Act"), is the beneficial owner of
1,159,163 shares of Common Stock. In its role as investment advisor,  Benson has sole  power to vote and  dispose  of the  shares of Common  Stock but  disclaims beneficial ownership of such shares owned by it in a fiduciary capacity.

(3)  According to  information  contained  in Amendment  No. 4 to a Schedule 13G dated February 9, 2006 Royce & Associates,  LLC ("Royce"), an investment advisor registered  under the Investment Act, is the beneficial  owner of 501,810 shares of Common Stock. In its role as investment advisor, Royce has sole power to vote and dispose of the shares of Common Stock owned by Royce.

(4) According to information  contained in a Form 4 dated April 22, 2005,  Steel
Partners II, L.P., a Delaware limited partnership ("Steel Partners"),  Warren G.
Lichtenstein,  and Steel Partners, LLC, a Delaware limited liability corporation
("Partners LLC") collectively is the beneficial owner of 1,838,416 shares of our
Common  Stock.  Partners  LLC is the  general  partner  of Steel  Partners.  Mr.
Lichtenstein is the sole executive  officer and managing member of Partners LLC.
By  virtue  of  his  positions   with  Steel  Partners  and  Partners  LLC,  Mr.
Lichtenstein  has the sole power to vote and dispose of the 1,838,416  shares of our  Common  Stock  owned by Steel  Partners  and  Partners  LLC.  According  to information  contained in an amendment to Schedule 13D filed on a Schedule 13D/A dated October 16, 2003 filed jointly by Steel  Partners,  Mr.  Lichtenstein  and
WebFinancial    Corporation,    a   Delaware    corporation    ("WebFinancial"),
(collectively,  the "Group"), WebFinancial has sole power to vote and dispose of
28,646 shares of our Common Stock. Mr.  Lichtenstein is also the Chief Executive
Officer and director of WebFinancial  Corporation.  Mr.  Lichtenstein  disclaims beneficial ownership of the 28,646 shares owned by WebFinancial.

(5)  According to  information  contained  in Amendment  No. 4 on a Schedule 13G dated  January 26,  2006,  Wells  Fargo & Company  ("Wells  Fargo"),  the parent
company  of  Wells  Capital  Management   Incorporated  ("Wells  Capital"),   an
investment  adviser  registered  under the  Investment  Act,  may be deemed  the beneficial owner of 1,494,028 shares of Common Stock of the Company.  Clients of
Wells  Capital  are the  owners of record of the shares  held by Wells  Capital.
Accordingly,  in its role as investment advisor, Wells Capital has sole power to vote as to  1,372,228  shares of our  Common  Stock and sole power to dispose of
1,491,655 shares of our Common Stock and shared power to dispose of 2,373 shares of our Common Stock.

(6)  According to  information  contained  in Amendment  No. 5 to a Schedule 13G dated February 14, 2006, Wellington  Management Company, LLP ("Wellington"),  an
investment  advisor  registered  under the  Investment  Act,  may be deemed  the beneficial  owner of 991,481  shares of Common Stock of the Company.  Clients of
Wellington  are  the  owners  of  record  of  the  shares  held  by  Wellington.
Accordingly,  in its role as investment advisor,  Wellington has shared power to vote as to  568,955  of our  Common  Stock and  shared  power to  dispose of all
991,481 shares of our Common Stock owned by Wellington.

(7) According to public record, as described below, Mr. Sporn  beneficially owns
1,166,666 shares. However, the Company believes that Mr. Sporn has sold all or a significant portion of these shares and has not filed a report of such sale with the  Commission.  According  to  information  contained  in a Schedule 13D dated
January  21,  2003,  Schoengold  &  Sporn,  P.C.  ("Schoengold"),   a  New  York
professional  corporation,  engaged in the  practice  of law,  may be deemed the beneficial  owner of 833,333  shares of Common Stock.  Messrs.  Samuel P. Sporn,
Joel P. Laitman and Christopher  Lometti are attorneys with Schoengold.  None of
Messrs. Sporn, Laitman or Lometti beneficially own any shares or have individual power to vote or dispose or direct the  disposition  of the shares of our Common
Stock owned by Schoengold.  Accordingly, Schoengold has sole power to direct the vote and sole power to dispose  or direct the  disposition  of the shares of our
Common Stock owned by Schoengold.  The beneficial  ownership of Schoengold  also includes a warrant to purchase 333,333 shares of our Common Stock.

                                      -8-

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information concerning beneficial ownership of Common  Stock of the  Company  outstanding  at October  12,  2006 by (i) each director;  (ii) each executive officer of the Company and (iii) by all directors and executive  officers of the Company as a group.  The percentage  ownership of each beneficial owner is based upon 11,660,524 shares of Common Stock issued and outstanding  as of October 12,  2006,  plus  shares  issuable  upon  exercise of options,  warrants or convertible  securities  (exercisable within 60 days after said  date) that are held by such  person or  entity,  but not those held by any other person or entity.  The  information  presented in this table is based upon the most recent filings with the Commission by such persons or upon  information otherwise provided by such persons to the Company.  Unless otherwise  indicated, the address for each beneficial holder is 11550 West King Street, Franklin Park,
Illinois 60131.

              Name and Address                  Amount and Nature of
            of Beneficial Owner                Beneficial Ownership(1)       Percent of Class
            -------------------                -----------------------       ----------------
Walter F. Schneider                                   133,500(2)                    1.1%

Mark A Koch                                            12,500(2)                     *

Mark A. Zorko                                          15,000(2)                     *

Gerald  M. Czarnecki                                   39,100(2)                     *

James A. Risher                                        21,250(2)                     *

James R. Henderson                                     41,500(2)(3)                  *

Merrill McPeak                                         25,375(2)                     *

Edgar J. Smith, Jr.(4)                                 29,300(2)                     *

All Directors and Named Executive Officers            317,525(2)                    2.7%
as a group

(8 persons)
----------------------------------
*Represents less than 1% of the outstanding shares of our Common Stock.

(1) Unless otherwise noted,  each director and executive officer has sole voting and investment  power with respect to the shares shown as beneficially  owned by him.

(2) Includes  shares of our Common Stock which may be acquired upon the exercise of stock  options  which are presently  exercisable  or will become  exercisable within 60 days of October 12, 2006 as follows: Mark A. Zorko - 15,000, Walter F.
Schneider - 133,500,  Mark A. Koch - 10,000,  James A.  Risher - 21,250,  Edgar J.
Smith,  Jr. - 25,000,  Gerald M. Czarnecki - 27,500,  Merrill A. McPeak - 15,375
and James R. Henderson - 41,500.

(3) Mr.  Henderson is a Vice  President of Steel  Partners,  Ltd.,  an entity of which Warren G. Lichtenstein is an affiliate by virtue of his ownership of Steel
Partners, Ltd. directly and through Steel Partners II, L.P.  (collectively,  the
"Group"), and Mr. Henderson is also the President and Chief Operating Officer of
WebFinancial.  Mr.  Henderson  disclaims  beneficial  ownership of the 1,838,416 shares of our Common Stock collectively owned by the Group and the 28,646 shares of our Common Stock owned by WebFinancial.

                                      -9-

(4) Mr. Smith, Jr. resigned from the Company's Board of Directors, effective May
3, 2006.

STOCKHOLDER PROPOSALS

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder  proposals  that are intended to be presented at the Company's
2007  annual  meeting of  stockholders  must be  received  by the Company at the
Company's principal executive office located at 11550 West King Street, Franklin
Park,  Illinois  60131 no later than January 12, 2007 in order to be included in the proxy statement for that meeting. Stockholders wishing to nominate directors or bring a proposal  before the 2007  annual  meeting of  stockholders  (but not include it in the Company's  proxy material) must provide written notice of such nomination  or proposal to the attention of the  corporate  secretary,  no later than February 11, 2007.

DISCRETIONARY VOTING AUTHORITY

      On May  21,  1998,  the  SEC  adopted  an  amendment  to  Rule  14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal that is not addressed in the  Company's  proxy  statement.
This  amendment  provides  that if the  Company  does not  receive  notice  of a proposal at least 45 days prior to the first  anniversary of the date of mailing of the prior year's proxy  statement,  then the Company will be permitted to use its  discretionary  voting  authority  when the proposal is raised at the annual meeting,  without any discussion of the matter in the proxy statement.  The date by which such notice must be received by the Company for the 2007 annual meeting is March 28,  2007.  If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company mails its proxy  materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised.

                                      -10-

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

      As of the date of this  Proxy  Statement,  management  knows of no matters other than those set forth herein which will be presented for  consideration  at the  Special  Meeting.  If any other  matters  properly  come before the Special
Meeting,  or any  continuation of the Special Meeting pursuant to adjournment or postponement  thereof,  it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

James A. Risher
Chief Executive Officer and President

October 19, 2006

                                      -11-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          DEL GLOBAL TECHNOLOGIES CORP.

                    PROXY -- SPECIAL MEETING OF STOCKHOLDERS
                                NOVEMBER 17, 2006

      The  undersigned,  a stockholder of Del Global  Technologies  Corp., a New
York corporation  (the "Company"),  does hereby appoint James A. Risher and Mark
A. Zorko and each of them (with  full power to act  alone),  the true and lawful attorneys  and  proxies  with full power of  substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the  Company  which the  undersigned  would be  entitled  to vote if  personally present at the Special  Meeting of Stockholders of the Company to be held at the offices of Del Global Technologies Corp., 11550 West King Street, Franklin Park,
Illinois  60131 on  November  17,  2006 at 2:00 p.m.,  central  time,  or at any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN.
UNLESS OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND
THE  COMPANY'S  CERTIFICATE  OF  INCORPORATION,  AS  AMENDED,  TO  INCREASE  THE
AGGREGATE  NUMBER  OF  SHARES OF  COMMON  STOCK  AUTHORIZED  TO BE ISSUED BY THE
COMPANY FROM 20,000,000 SHARES TO 50,000,000 SHARES AND IN THE DISCRETION OF THE
PROXIES WITH  RESPECT TO ALL OTHER  MATTERS  WHICH MAY PROPERLY  COME BEFORE THE
SPECIAL  MEETING AND ANY  ADJOURNMENTS  THEREOF.  THE  UNDERSIGNED  ACKNOWLEDGES
RECEIPT OF THE ACCOMPANYING PROXY STATEMENT.

                        THE BOARD OF DIRECTORS RECOMMENDS
                              A VOTE FOR PROPOSAL 1

     1.   FOR [    ]         AGAINST [    ]         ABSTAIN [    ]

          Proposal  to amend  the  Company's  certificate  of  incorporation  to increase from  20,000,000  shares to  50,000,000  shares the aggregate number  of  shares  of  common  stock  authorized  to be issued by the
          Company.

     2.   In their  discretion,  upon other  matters as may properly come before the meeting or any adjournments or postponements thereof.

         The undersigned  hereby revokes any proxy or proxies  heretofore given, and ratifies and confirms all action the herein named attorneys and proxies,  or any of them,  or their  substitutes,  may lawfully  take or cause to be taken by virtue hereof.

Dated _______________________, 2006

_____________________________ (L.S.)

_____________________________ (L.S.)

         Signature(s)

NOTE:  PLEASE SIGN  EXACTLY AS YOUR NAME
OR NAMES APPEAR HEREON.  WHEN SIGNING AS
ATTORNEY,    EXECUTOR,    ADMINISTRATOR,
TRUSTEE OR GUARDIAN, PLEASE INDICATE THE
CAPACITY IN WHICH SIGNING.  WHEN SIGNING
AS JOINT  TENANTS,  ALL  PARTIES  IN THE
JOINT TENANCY MUST SIGN. WHEN A PROXY IS
GIVEN BY A  CORPORATION,  IT  SHOULD  BE
SIGNED  WITH  FULL  CORPORATE  NAME BY A
DULY   AUTHORIZED   OFFICER   WITH   THE
CORPORATE SEAL AFFIXED.

PLEASE  MARK,  DATE,  SIGN AND MAIL THIS
PROXY IN THE ENVELOPE  PROVIDED FOR THIS
PURPOSE.   NO  POSTAGE  IS  REQUIRED  IF
MAILED IN THE UNITED STATES.

MARK HERE FOR  ADDRESS  CHANGE  AND NOTE
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